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                                                                      Exhibit 21

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           Discover Card Trust 1993 A
                           --------------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES
                            -------------------------


      Under the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Agreement") by and among Greenwood Trust Company (the "Servicer"), Discover Receivables Financing Group and Wilmington Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of December 15, 1997, and with respect to the performance of the Trust during the Due Period ended in November 30, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

     Information Regarding the Current Monthly Distribution (stated on the basis of $1,000 original principal amount).
-------------------------------

1. The total amount of the distribution to Class A Certificateholders on
   December 15, 1997, per $1,000 interest .... $                   87.239583333

2. The total amount of the distribution to Class B Certificateholders on
   December 15, 1997, per $1,000 interest .... $                    5.666666667

3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 interest ................
   ........................................... $                    3.906250000

4. The amount of the distribution set forth in paragraph 2 above in respect of interest on the Class B Certificates, per $1,000 interest ..................
   ........................................... $                    5.666666667

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5. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class A Certificates, per $1,000 interest ...............
   ........................................... $                   83.333333333

6. The amount of the distribution set forth in paragraph 2 above in respect of principal on the Class B Certificates, per $1,000 interest ...............
   ........................................... $                    0.000000000


Information Regarding the Performance of the Trust.
---------------------------------------------------

1. Collections of Receivables.
------------------------------

  (a) The aggregate amount of Finance Charge Collections processed
      during the related Due Period .......... $                   8,796,483.99

  (b) The aggregate amount of Principal Collections processed
      during the related Due Period .......... $                  86,403,779.97

  (c) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates ........................... $                   5,511,876.87

  (d) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Investor Certificates ..
      ........................................ $                  70,721,493.91

  (e) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates ........................... $                   4,863,576.00

  (f) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates ........................... $                  64,293,052.68

  (g) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates ........................... $                     648,300.87

  (h) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates ........................... $                   6,428,441.23

  (i) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Seller
      Certificate ............................ $                   3,284,607.12

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  (j) The aggregate amount of Principal Collections processed during the related
      Due Period which was allocated in respect of the Seller
      Certificate ............................ $                  15,682,286.06


2. Principal Receivables in the Trust.
--------------------------------------

  (a) The aggregate amount  of Principal Receivables  in the Trust as of the end of the Due Period  ended  in November 30, 1997
      (which reflects the Principal Receivables represented by the
      Seller Certificate  and the Investor Certificates) .........
      ........................................ $                 628,155,805.63

  (b) The amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Interest") as of the Due Period Ended in
      November 30, 1997 ...................... $                 300,000,000.00

  (c) The amount of Principal Receivables in the Trust represented by the Class B Certificates (the "Class B Interest") as of the Due Period Ended in
     November 30, 1997  ...................... $                  45,000,000.00

  (d) The Class A Interest and the Class B Interest set forth in paragraph 2 (b) and 2 (c) above as a percentage of the aggregate amount of Principal
      Receivables set forth in paragraph 2 (a) above ..................
      ........................................                           54.92%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
      2 (a) above ............................                           47.76%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
      2 (a) above ............................                            7.16%

  (g) The Deficit Controlled Amortization Amount (after giving effect
      to payments made on such Distribution Date) $                         0.00

3. Investor Charged-Off Amount.
-------------------------------

  (a) The aggregate amount of Receivables charged-off as  uncolle-
      ctible during the  Due  Period   ended in November 30, 1997
      allocable  to  the  Investor  Certificates   (the  "Investor
      Charged-Off Amount") .................. $                    1,755,288.32

  (b) The aggregate amount of Receivables charged-off as Uncolle-
      ctible during the  Due  Period   ended in November 30, 1997
      allocable  to  the  Class  A  Certificates    (the  "Class A
      Charged-Off Amount") .................. $                    1,548,833.25

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  (c) The sum of (i) the aggregate amount of Receivables charged-off as uncollectible during the Due Period ended in November 30, 1997 allocable to the Class B Certficates and (ii) the sum of (a) the positive difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing) and (b) the amount by which the Investor Interest for the Class B Certificates is reduced pursuant to subsection 4.03(c) (i)(C)(the "Class B Charged-Off
      Amount") .............................. $                    1,425,314.33

  (d) The  Cumulative  Class  A  Charged-Off  Amount on December 15, 1997
      ....................................... $                            0.00

  (e) The  Cumulative  Class  B  Charged-Off  Amount on December 15, 1997
      ....................................... $                            0.00


4. Investor losses; Reimbursement of Charge-Offs.
-------------------------------------------------

  (a) The amount of Class A Investor Loss, as defined in Section 4.06 (b) of the Agreement, during the Due Period ended in November 30, 1997
      ....................................... $                            0.00

  (b) The amount of Class B Investor Loss, as defined in Section 4.06 (b) of the Agreement, during the Due Period ended in November 30, 1997
      ....................................... $                            0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 4 (a) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Class A Certficateholder's investment) ............
      ....................................... $                     0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 4 (b) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class B Certficateholder's investment) ............
      ....................................... $                     0.000000000

  (e) The total amount reimbursed to the Trust in the current month pursuant to
      Section 4.06 (c) of the Agreement, if any, in respect of Class A Investor
      Losses in prior months................. $                            0.00

  (f) The total amount reimbursed to the Trust in the current month pursuant to
      Section 4.06 (c) of the Agreement, if any, in respect of Class B Investor
      Losses in prior months ................ $                            0.00

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  (g) The amount set forth in paragraph 4 (e) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A
      Certificateholder's investment)........ $                     0.000000000

  (h) The amount set forth in paragraph 4 (f) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B
      Certificateholder's investment) ....... $                     0.000000000

  (i) The aggregate amount of Class A Investor Losses in
      the Trust as of  the  end  of the day on December 15, 1997 .............
      ........................................ $                           0.00

  (j) The aggregate amount of Class B Investor Losses in
      the Trust as of  the  end  of the day on December 15, 1997
      ........................................ $                           0.00

  (k) The amount set forth in paragraph 4 (i) above, per $1,000 interest (which will have had the effect of reducing, pro rata, the amount of Class A
      Certificateholder's investment) ........ $                    0.000000000

  (l) The amount set forth in paragraph 4 (j) above, per $1,000 interest (which will have had the effect of reducing, pro rata, the amount of Class B
      Certificateholder's investment) ........ $                    0.000000000


5. Investor Servicing Fee.
--------------------------

  (a) The amount of  the  Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of November 30, 1997
      ..................................... $                        562,457.52

  (b) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the month of November 30, 1997
      ..................................... $                         74,973.99


6. Available Subordinated Amount.
---------------------------------

  (a) The amount available to be applied pursuant to Sections 4.03 (c) (i) (B) and (C) of the Agreement as of the end of the day on December 15, 1997
      ..................................... $                      45,000,000.00

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  (b) The amount set forth in paragraph 6(a) above as a percentage of
      the Class A Interest.  ..............                              15.00%



7. Available Class B Credit Enhancement Amount.
-----------------------------------------------

  (a) The amount available to be drawn under the Class B Credit Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day  on December 15, 1997
    .......................................... $                  24,750,000.00

  (b) The amount set forth in paragraph 7(a) above as a percentage
       of the Class B Interest. ..............                           55.00%


8. The Pool Factor.
-------------------

    The  Pool  Factor  represents  the  ratio  of the amount of the
    Class A Interest as of the end of the day on December 15, 1997
    to the amount of the  Class A  Interest as of the Closing Date.
    The amount of a Class A Certificateholder's pro rata share of the Class A Interest can be determined by multiplying the original denomination of the
    Class A Certificateholder's Certificate by the Pool Factor ...........
    ..........................................                       0.66666667

    The  Pool  Factor  represents  the  ratio  of the amount of the
    Class B Interest as of the end of the day on December 15, 1997
    to the amount of the  Class B  Interest as of the Closing Date.
    The amount of a Class B Certificateholder's pro rata share of the Class B Interest can be determined by multiplying the original denomination of the
    Class B Certificateholder's Certificate by the Pool Factor ...........
    ..........................................                       1.00000000

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9.  The aggregate outstanding balance of receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period
    related to such Distribution Date......... $                  10,591,753.83


10. The aggregate outstanding balance of receivables that were delinquent by 60 days or more as of the close of business on the last day of the Due Period
    related to such Distribution Date ........ $                  19,730,435.74








                                   Greenwood Trust Company as Servicer

                                   By: __________________________
                                   Title: Vice President, Director of
                                   Accounting and Treasurer

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                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1993 A
                           --------------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES
                           --------------------------




    The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Pooling and Servicing Agreement") by and among Greenwood, Discover Receivables Financing Group and Wilmington Trust Company, does hereby certify as follows:



   1. Greenwood is Servicer under the Pooling and Servicing Agreement.

   2. The undersigned is a Servicing Officer.

   3. The aggregate amount of Collections processed during the related Due
      Period was equal to ......................... $             95,200,263.96

   4. The aggregate amount of Class A Principal Collections processed by the
      Servicer during the related Due Period is equal to .....................
      ............................................. $             64,293,052.68

   5. The aggregate amount of the Class A Finance Charge Collections processed by the Servicer during the related Due Period is equal to ...............
      ............................................. $              4,863,576.00

   6. The sum of all amounts payable to the Class A Certificateholders on the
      current Distribution Date is equal to ....... $             39,257,812.50

   7. The aggregate amount of Class B Principal Collections processed by the
      Servicer during the related Due Period is equal to .....................
      ............................................. $              6,428,441.23

   8. The aggregate amount of the Class B Finance Charge Collections processed by the Servicer during the related Due Period is equal to ..............
      ............................................. $                648,300.87

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   9. The amount of drawings under the Class B Credit Enhancement required to be made on the succeeding Drawing Date pursuant to
      (a)  Section 4.03(c)(i)(G) is equal to...... $                       0.00
      (b)  Section 4.03(c)(i)(H) is equal to...... $                       0.00
      (c)  Section 4.05 is equal to............... $                       0.00

  10. The sum of all amounts payable to the Class B Certificateholders on the
      current Distribution Date is equal to ...... $                 255,000.00

  11. Attached hereto is a true copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to section 5.02.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this day of December 15, 1997



                               GREENWOOD TRUST COMPANY, as Servicer

                               By: ______________________________
                               Title: Vice President, Director of
                               Accounting and Treasurer